UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2015

AMERICAN ENERGY CAPITAL PARTNERS—ENERGY RECOVERY PROGRAM, LP

(Exact name of Registrant as specified in its charter)

Delaware	333-192852	46-4076419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, the general partner of the Partnership will make a contribution to the Partnership in an amount such that the Partnership is able to make a distribution to unitholders in an amount equal to 100% of their capital contribution to the Partnership in addition to any distributions already received. As a result, unitholders will receive a per unit distribution in an amount equal to the applicable purchase price. The Partnership expects to make the liquidating distribution to unitholders no later than February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN ENERGY CAPITAL PARTNERS— ENERGY RECOVERY PARTNERS, LP

By: American Energy Capital Partners GP, LLC, its general partner
November 13, 2015	By: /s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer and President